Exhibit 10.17

                            PLACEMENT AGENT AGREEMENT

                          Dated as of: August 21, 2003

Meyers Associates, L.P.
45 Broadway
New York, New York 10006

Ladies and Gentlemen:

      The undersigned, InforMedix, Inc. (the "Company"), hereby agrees with Meyers Associates, L.P. ("MA") as follows:

1.       Offerings.

         A. The Company hereby engages MA to act as its exclusive placement agent in connection with the following:

                  (i) issuance and sale by the Company (the "Bridge Financing") of between four (4) and eight (8) units of the Company (the "Bridge Units"), each Bridge Unit consisting of $50,000 principal amount of 10% promissory notes and one warrant (the "Bridge Warrant") to purchase 100,000 shares of the Company's common stock (the "Common Stock"), expiring on the fifth anniversary of the date of issuance, at an exercise price of the lower of (A) $0.50 per share and (B) the average bid price (calculated to the nearest $.0001) of the Common Stock for the five (5) consecutive trading days immediately preceding and including the second trading day immediately prior to the Note Purchase Closing (as hereinafter defined); and

                  (ii) issuance and sale by the Company (the "Private Placement Offering") of up to 5,000,000 units (the "Private Placement Units") of the Company, each Private Placement Unit consisting of one share (the "Share") of the Company's Common Stock and one A Warrant and one B Warrant, as defined below, at a price anticipated to be the lower of (A) $0.50 per Unit and (B) the average bid price (calculated to the nearest $.0001) of the Common Stock for the five (5) consecutive trading days immediately preceding and including the second trading day immediately prior to the Closing (the "Offering Price"). In the event that MA determines that adverse market conditions would preclude the Offering Price contemplated herein, MA and the Company shall negotiate in good faith to determine an appropriate offering price. Each A warrant (the "A Warrant") entitles the holder to purchase one share of Common Stock at any time after issuance at an exercise price per A Warrant determined as follows: (1) if the Offering Price is higher than $0.50, the exercise price per A Warrant shall equal the lower of (A) $0.60 and (B) 120% of the Offering Price; (2) if the Offering Price is equal to $0.50, the exercise price per A Warrant shall equal $0.60; and (3) if the Offering Price is lower than $0.50, the exercise price per A Warrant shall equal the lower of (A) $.50 and (B) 120% of the Offering Price. The A warrants shall expire on the fifth anniversary of the date of issuance and be subject to other terms and conditions set forth in the A Warrant Agreement dated the date of the Closing (as hereinafter defined). Each B warrant (the "B Warrant") entitles the holder to purchase one-half of one share of Common Stock at any time after issuance at an exercise price determined as follows: (1) if the Offering Price is higher than $0.50, the exercise price per B Warrant shall equal the lower of (A) $0.375 and (B) 75% of the Offering Price; (2) if the Offering Price is equal to $0.50, the exercise price per B Warrant shall equal $0.375; and (3) if the Offering Price is lower than $0.50, the exercise price per B Warrant shall equal the lower of (A) $0.25 and (B) 75% of the Offering Price. The B warrants shall expire on the fifth anniversary of the date of issuance and be subject to other terms and conditions set forth in the B Warrant Agreement dated the date of the Closing.

The Bridge Warrants, the A Warrants and the B Warrants are sometimes collectively referred to herein as the "Warrants". The Bridge Units and the Private Placement Units are sometimes collectively referred to herein as the "Units". The Bridge Financing and the Private Placement Offering are sometimes collectively referred to herein as the "Offering".

         B. The Private Placement Units will be offered pursuant to the Confidential Private Offering Memorandum prepared by the Company (such memorandum together with all amendments thereof and supplements and exhibits thereto, and documents incorporated therein, is referred to herein as the "Memorandum") and are subject to the terms and conditions set forth therein, and in the Subscription Agreement (collectively, the "Subscription Agreements") in substantially the form of exhibits attached to the Memorandum to be executed by each purchaser and the Company.

         C. At the Note Purchase Closing (as defined in Section 1(F) hereof), the Company shall also issue and sell to MA and/or its designees for an aggregate purchase price of $10 a warrant to purchase that number of shares of Common Stock (together with the shares of common stock underlying the other warrant to be issued to MA described in this Section 1(C), the "Placement Agent's Shares") equal to the quotient obtained by dividing 30% of the gross proceeds from the sale of the Bridge Units by the exercise price per share for a Bridge Warrant determined in accordance with Section 1(A)(i) above, under terms and conditions set forth in the Placement Agent's Warrant Agreement dated the date of the Closing. The terms of the Placement Agent Warrant to be issued at the Note Purchase Closing will be identical to the terms contained in the Bridge Warrants except the Placement Agent Warrant shall contain a cash-less exercise provision. At the Closing (as defined in Section 1(F) hereof), the Company shall also issue and sell to MA and/or its designees for an aggregate purchase price of $10 a warrant to purchase that number of shares of Common Stock equal to 30% of the aggregate number of Private Placement Units sold in the Offering (together with the Placement Agent Warrant described above in this Section 1(C), the "Placement Agent's Warrants"), under terms and conditions set forth in the Placement Agent's Warrant Agreement dated the date of the Closing. The terms of the Placement Agent's Warrant to be issued at the Closing will be identical to the terms contained in the A Warrants except the Placement Agent Warrant shall contain a cash-less exercise provision.


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

The Placement Agent's Warrants and the Placement Agent's Shares are sometimes hereinafter collectively referred to as the "Placement Agent's Securities." The Units, the Warrants, the Shares, the Placement Agent's Securities and the Common Stock issuable upon exercise of the Warrants and the Placement Agent's Warrants are hereinafter sometimes collectively referred to as the "Securities."

         D. The Units (including the Common Stock underlying the Warrants) and the Placement Agent's Shares (including the Common Stock underlying the Placement Agent's Warrants) will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act"). Purchasers of the Units and MA will be granted certain registration rights with respect to the Shares and the Common Stock issuable upon exercise of the Warrants as more fully set forth in their respective Registration Rights Agreements.

         E. The Units will be offered by MA on a "best efforts, minimum-maximum" basis consisting of: (i) a minimum amount of $200,000 and a maximum amount of $400,000 for the Bridge Financing and (ii) a minimum amount of $1,000,000 and a maximum amount of $5,000,000 for the Private Placement Offering.

         F.       Closings.

                  (i) The Company will issue the Bridge Units at the Closing (as defined in the Note Purchase Agreement by and between the Company and the Investors named therein, dated as of August 21, 2003 (the "Note Purchase Agreement") (the "Note Purchase Closing"), and in the manner provided for in the Note Purchase Agreement; and

                  (ii) The Company will issue the Private Placement Units at the Closing after subscriptions have been received and accepted by the Company and when funds from investors have cleared the banking system in the normal course of business. The issuance of the Units and disbursement of the proceeds from the sale thereof (the "Closings") will occur promptly after (i) the date on which $1,500,000 of subscription proceeds for Units has cleared the banking system and has been collected by the Escrow Agent (as defined in Section 2(C) hereof) pursuant to the Escrow Agreement (as defined in Section 2(C)) and (ii) thereafter within five (5) business days of notice from MA.

         G. The Private Placement Offering shall commence on the date that the Company delivers the final Memorandum to MA (the "Memorandum Completion Date") and shall terminate 90 days thereafter if the minimum is not sold in the Private Placement Offering, unless extended by the mutual consent of the Company and MA. If the minimum is sold in the Private Placement Offering by the 90th day after the Memorandum Completion Date, then the Offering will terminate 120 days after the Memorandum Completion Date, unless extended by the mutual consent of the Company and MA (such date, as the same may be extended, is hereinafter referred to as the "Termination Date"; the period commencing on the Memorandum Completion Date and ending on the Termination Date is sometimes referred to herein as the "Offering Period").


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

2.       Information.

         A.       Offering Period.

                  The Units will be offered by MA on a "best efforts" basis during the Offering Period. Throughout the Private Placement Offering, MA shall not offer the Private Placement Units or any other restricted securities of the Company to any person who is engaged in any business which is competitive with the business of the Company, either on his own behalf or as an officer, director, stockholder, partner, principal, trustee, investor, consultant, associate, employee, owner, agent, creditor, independent contractor, co-venturer of any other business, firm, corporation, partnership or other entity or in any other relationship or capacity ("Company Competing Businesses"). Company Competing Businesses shall include any business or line of business currently conducted or engaged in by the Company, or which is conducted or engaged in by the Company, at the time the securities are offered by MA on the Company's behalf.

         B. The Private Placement Units shall have the terms set forth in and shall be offered by the Company by means of the Memorandum. Payment for the Units shall be made by check or wire transfer as more fully described in the Subscription Agreements. The minimum purchase by any purchaser of Bridge Units shall be $50,000 unless subscriptions for fewer Bridge Units are accepted at the discretion of MA. The minimum purchase by any purchaser of Private Placement Units shall be $100,000 unless subscriptions for fewer Private Placement Units are accepted at the discretion of MA. MA and the Company agree that the Units will be offered and sold only to "accredited investors" within the meaning of Rule 501 of Regulation D ("Accredited Investors") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act and Rule 506 of Regulation D of the Securities Act.

         C. All funds received from subscriptions will be promptly transmitted pursuant to the terms of an escrow agreement (the "Escrow Agreement") to the escrow account designated for the Offering at United Bank, Inc. (the "Escrow Agent"). In the event that the Note Purchase Closing occurs, the funds received in respect of the Units closed on will be forwarded to the Company net of (i) the placement agent commission equal to ten percent (10%) of the gross proceeds from the sale of the Units, (ii) the placement agent's non-accountable expense allowance equal to three percent (3%) of the gross proceeds from the sale of the Units, (iii) legal fees and expenses of MA's counsel, (iv) "Blue Sky" fees and expenses and legal fees and expenses due to the Company's counsel; and (v) all other expenses related to the Offering, including, but not limited to, due diligence expenses related to meetings with potential investors not to exceed $10,000, and all printing, duplication and mailing costs related to the Memorandum, registration and transfer agent fees, escrow agent fees, accounting fees, and issue and transfer taxes and "tombstone" expenses not to exceed $5,000. The Company will advance $50,000 to MA towards the payment of the 3% non-accountable expense allowance upon the Note Purchase Closing if gross proceeds of $300,000 or more are received as a result of the Bridge Financing. Such advance shall be prorated if gross proceeds of $200,000 or more, but less than $300,000, are received as a result of the Bridge Financing.


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

         D. At each of the Note Purchase Closing and the Closing, the Company shall cause to be paid by, at the option of MA, certified or official bank check or wire transfer to MA, to the extent not previously paid by the Company or the Escrow Agent to MA, (i) the placement agent commission equal to 10% of the gross proceeds from the sale of the Bridge Units or the Private Placement Units, as the case may be, (ii) the placement agent's non-accountable expense allowance equal to 3% of the gross proceeds from the sale of the Bridge Units or the Private Placement Units, as the case may be, (iii) legal fees and expenses of MA's counsel, (iv) "Blue Sky" fees and expenses and legal fees and expenses related thereto due to the Company's counsel, and (v) all other expenses related to the Offering, including, but not limited to, due diligence expenses, all printing, duplication and mailing costs related to the Memorandum, registration and transfer agent fees, escrow agent fees, accounting fees, and issue and transfer taxes and "tombstone" expenses. In addition to the foregoing, the Company shall be responsible for the fees and expenses identified in Sections 6, 7, and 9 hereof, which expenses shall not be deemed to be commissions.

         E. MA shall not be obligated to sell any Units and shall only be obligated to offer the Units on a "best efforts" basis.

3.       Representations and Warranties of the Company.

         The Company represents, warrants and covenants as follows:

         A. The execution, delivery and performance of each of this Agreement, the Note Purchase Agreement, the Subscription Agreements, Registration Rights Agreement, the Placement Agent's Warrant Agreement, the Consulting Agreement (as defined in Section 8(G)), the M&A Agreement (as defined in Section 8(H)) and the Escrow Agreement have been or will be duly and validly authorized by the Company and is, or with respect to the Note Purchase Agreement, the Subscription Agreements and the Placement Agent's Warrant Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy. The Securities have been duly authorized and, the Securities and the certificates representing such Securities when issued and paid for in accordance with the Memorandum, this Agreement, the Escrow Agreement, the Placement Agent's Warrant Agreement, the Note Purchase Agreement and the Subscription Agreements, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (b) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.


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

         B. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. The Company has (x) 20,000,000 shares of authorized Common Stock, of which 9,165,585 shares (of which MA shall be the record and beneficial owner of 612,000 shares of Common Stock and warrants to purchase an additional 87,334 shares of Common Stock) will be issued and outstanding as of the date hereof and (y) 4,500,000 shares of authorized preferred stock, none of which are issued and outstanding as of the date hereof.

         C. The Securities have been duly authorized and, each of the Shares and the shares issuable upon exercise of the Warrants and the Placement Agent's Warrants in accordance with the terms thereof, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

         D. Each of the Company and the Subsidiaries (as defined herein) has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property stated in the Memorandum to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, except as set forth in the disclosure schedule attached hereto (the "Disclosure Schedule").

         E. There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company or any of the Subsidiaries, except as set forth in the Memorandum.

         F. Each of the Company and its subsidiaries has been duly organized and validly exists as a corporation in good standing under the laws of its respective state of incorporation. None of the Company or any of its subsidiaries owns or controls, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity disclosed except as disclosed in this subsection 3(F). Each of the Company and its subsidiaries is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. Each of the Company and its subsidiaries has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Memorandum, and each of the Company and its subsidiaries is doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. Any disclosures in the Memorandum concerning the effects of foreign, federal, state and local regulation on the Company's and each of its subsidiaries' businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Note Purchase Agreement, the Escrow Agreement, the Placement Agent's Warrant Agreement, the Consulting Agreement, the M&A Agreement and the Subscription Agreements and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the Closing. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities pursuant to the Memorandum, the Note Purchase Agreement, the Placement Agent's Warrant Agreement, the Consulting Agreement, the M&A Agreement or the Subscription Agreements, except pursuant to applicable federal and state securities laws. The Company, since its inception, has not incurred any liability arising from a violation by the Company of any of the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations promulgated under the Securities Act and the Exchange Act.


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

         G. There has been no material adverse change in the condition or prospects of the Company or any of its subsidiaries, financial or otherwise, since March 31, 2003, except as set forth in the Disclosure Schedule, and the outstanding debt, the property and the business of each of the Company and its subsidiaries conforms in all material respects to the descriptions thereof contained in the Memorandum.

         H. Neither the Company nor any of its subsidiaries is in material breach of, or in material default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except as set forth in the Disclosure Schedule. Neither the Company nor any of its subsidiaries is in material violation of any provision of its charter or bylaws or in material violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Note Purchase Agreement, the Escrow Agreement, the Subscription Agreements, the Placement Agent's Warrant Agreement, the Consulting Agreement, the M&A Agreement nor the issuance and sale or delivery of the Securities nor the consummation of any of the transactions contemplated herein or in the Note Purchase Agreement, the Subscription Agreements, the Escrow Agreement, the Placement Agent's Warrant Agreement, the Consulting Agreement, the M&A Agreement nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or give to others any right of termination, amendment, acceleration or cancellation of, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any material indenture, mortgage, deed of trust, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except (a) where such default, lien, charge, encumbrance or other occurrence would not have a material adverse effect on the Company or any of its subsidiaries, and (b) as described in the Disclosure Schedule; nor will such action result in any violation of the provisions of the charter or the bylaws of the Company or any of its subsidiaries or, assuming the due performance by MA of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or any of its subsidiaries.


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

         I. The Securities, the Escrow Agreement, the Placement Agent's Warrant Agreement, the Consulting Agreement, the M&A Agreement and the Subscription Agreements conform in all material respects to all statements in relation thereto contained in the Memorandum.

         J. Subsequent to the dates as of which information is given in the Disclosure Schedule, and except as may otherwise be indicated or contemplated herein, therein or in the Note Purchase Agreement, neither the Company nor any of its subsidiaries has (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock.

         K. There are no claims against the Company (other than pursuant to this Agreement) for services in the nature of a finder's or origination fee with respect to the sale of the Units arising from any agreement made by the Company, except as set forth in the Disclosure Schedule.

         L. Except as disclosed in the Disclosure Schedule, each of the Company and its subsidiaries owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the trademarks, patents and patent applications necessary to conduct its business (including, without limitation, any such rights described in the Memorandum as being owned or possessed by the Company or any of its subsidiaries) and there is no claim or action by any person pertaining to, or proceeding, pending or to the Company's knowledge threatened, which challenges the exclusive rights of the Company or any of its subsidiaries with respect to the trademarks, patents and patent applications used in the conduct of the Company's or any of its subsidiaries businesses (including, without limitation, any such rights described in the Memorandum as being owned or possessed by the Company or any of its subsidiaries) except any claim or action that would not have a material adverse effect on the Company or any of its subsidiaries; and except as disclosed in the Disclosure Schedule, none of the Company's or any of its subsidiaries' current products, services or processes create infringement liability or will infringe on United States patents currently held by any third party.

         M. Except as described in the Disclosure Schedule, neither the Company nor any of its subsidiaries is currently under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks or patents, or technology it uses, employs or intends to use or employ.


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

         N. Subject to the performance by MA of its obligations hereunder, the Memorandum and the offer and sale of the Securities comply, and will continue to comply up to the Termination Date, in all material respects with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Memorandum nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Memorandum are true and correct as of the date of the Memorandum and will be true and correct on the date of the Closing.

         O. Except as reflected in the financial statements included in the Memorandum, and except as set forth in the Disclosure Schedule, all taxes which are due and payable from the Company have been paid in full and neither the Company nor any of its subsidiaries has any tax deficiency or claim outstanding assessed or to the Company's knowledge proposed against it.

         P. The Company has timely filed all registration statements, prospectuses, forms, reports and other documents required to be filed by it with the Commission since January 1, 2000 (collectively, the "SEC Reports"). As of the respective dates they were filed, (i) the SEC Reports were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading. No subsidiary of the Company is required to file any form, report or other document with the Commission.

         Q. The financial statements of the Company included in the Memorandum fairly present the financial position of the Company at March 31, 2003; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except for the absence of footnotes and normal year-end adjustments.

         R. None of the Company or any of its subsidiaries nor any of their officers, directors, employees or agents, nor any other person acting on behalf of the Company or any of its subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company or any of its subsidiaries (or assist it in connection with any actual or proposed transaction) which (i) might subject the Company or any of its subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company or any of its subsidiaries as reflected in any of the financial statements contained in the Memorandum, or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or any of its subsidiaries in the future.


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

         S. The Company has obtained key man life insurance of at least $1 million on the life of Dr. Bruce Kehr in favor of the Company and shall agree to maintain such policies for a period of at least five years.

         T. MA shall have the right to nominate one (1) director to the Company's Board of Directors, subject to the consent of management of the Company, which such consent shall not be unreasonably withheld.

         U. The Company has retained an accounting firm of Bagell Josephs & Company LLC which is deemed acceptable to MA.

         V. The Company is current in filing all reports, statements and other materials required to be filed with the Commission pursuant to Rule 144(c)(1) under the Securities Act to permit holders of Common Stock to sell such securities in compliance with Rule 144 under the Securities Act.

4.       Certain Covenants and Agreements of the Company.

         The Company covenants and agrees at its expense and without any expense to MA as follows:

         A. To advise MA of any adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Memorandum occurring at any time prior to the Closing as soon as the Company is either informed or becomes aware thereof.

         B. To use its best efforts to cause the Units to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Memorandum under the securities laws of such jurisdictions as MA shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company. The Company's counsel shall perform the required "Blue Sky" services and the Company shall pay all expenses and disbursements of the Company's counsel relating to such "Blue Sky" matters and relating to the Offering.

         C. To provide and to continue to provide to each holder of securities participating in the Offering, so long as such holder shall remain a security holder of the Company, for a period ending five (5) years from the Termination Date, copies of all quarterly and audited annual financial statements prepared by or on behalf of the Company for public disclosure, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.


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

         D. To deliver, for a period of five (5) years following the Termination Date, to MA, in the manner provided in Section 10(B) of this Agreement: (i) within forty five (45) days after the end of each of the first three quarters of each fiscal year of the Company, commencing with the first quarter ending after the Termination Date, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

         E. To apply the proceeds of: (i) the Bridge Financing in accordance with the Note Purchase Agreement and (ii) the Private Placement Offering in accordance with "Use of Proceeds" in the Memorandum, and not to apply any proceeds from the Offering to pay any deferred compensation of any current or former officer or employee of the Company.

         F. To provide MA with as many copies of the Memorandum as MA may reasonably request.

         G. To grant MA an irrevocable, exclusive right, for a period of three
(3) years commencing on the Note Purchase Closing, to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company any securities of the Company or any such subsidiary or successor which the Company or any such subsidiary or successor may seek to sell through an underwriter, placement agent or broker-dealer whether pursuant to registration under the Act or otherwise (excluding the sale of debt securities of the Company to commercial banking institutions). Notwithstanding the foregoing, MA agrees that its exclusive right of first refusal may be purchased by the Company from MA for a purchase price equal to $100,000 at the election of the Company, at the time of a future financing (not including the Offering), whereby upon such election by the Company, MA shall no longer have such exclusive right. In addition, in the event that MA does not raise at least $2,000,000 in the Offering, the right of first refusal shall terminate and be converted into a right to participate in future transactions previously covered by the right of first refusal. The Company and any such subsidiary or successor will consult with MA with regard to any such offering and will offer MA the opportunity to purchase or sell any such securities on terms not more favorable to the Company or any such subsidiary or successor than it or they can secure elsewhere. If MA fails to accept such offer within 15 business days after the mailing of a notice containing such offer by registered mail addressed to MA (5 business days in the event the offer covers a sale under Rule 144), then MA shall have no further claim or right with respect to the offer contained in such notice. If, however, the terms of such offer are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified offer as if the original offer had not been made. MA's failure to exercise its preferential right with respect to any particular offer shall not affect its preferential rights relative to future offers.

         I. For a period of three (3) years from the date hereof, to not solicit any offer to buy from or offer to sell to any person introduced to the Company by MA in connection with the Offering, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities underwriter, broker or dealer or selling agent. In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities underwriter, broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities underwriter, broker or dealer or selling agent, the Company shall pay to MA an amount in cash equal to 10% of the aggregate purchase price of the securities so purchased by, or sold to, such person. In addition, the Company shall pay MA a fee in cash equal to five (5%) percent of the gross proceeds received by the Company from the exercise of any and all Warrants issued in connection with the Offering, payable on the last business day of each month in which Warrants are exercised.

         J. To not increase the number of options to purchase shares pursuant to any stock option or other benefit plan or plans providing for the issuance of options to purchase shares of the Company's common stock without the prior written consent of the Compensation Committee. No options will be granted and no existing option plan will be increased and no new option plan will be adopted without the prior written consent of the Compensation Committee.

         K. The Company represents, warrants and agrees that during the term of MA's agency hereunder, neither the Company nor any person authorized to act on the Company's behalf will offer the Units for sale to, or solicit any offers to purchase the Units from, or except as MA may specifically request, otherwise approach or negotiate in respect thereof with any other person or persons. Neither the Company nor any person authorized to act on the Company's behalf will, directly or indirectly, take any action that would prevent the offering and sale of the Units from complying with the requirements of all applicable federal and state securities laws or render unavailable any exemption from the registration provisions of the Act relied upon in making any such offer or sale, or the state securities or "blue sky" laws of jurisdictions in which the Units or the Securities will be offered.

         L. That until all Securities eligible for registration under the Note Purchase Agreement, the Subscription Agreements and the Placement Agent's Warrant Agreement have been sold under a registration statement or pursuant to Rule 144 under the Act, to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of such Securities to sell such Securities under Rule 144.

5.       Registration Rights.

         As soon as practicable after the Closing and in any event not later than forty-five (45) days thereafter, the Company shall prepare and file with the Commission, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Placement Agent and the holders of the Units, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent's Warrants. The costs and expenses associated with the preparation, filing and prosecution of such registration statement(s) shall be borne by the Company.

6.       Indemnification.

         A. The Company hereby agrees that it will indemnify and hold MA and each officer, director, shareholder, employee or representative of MA, and each person controlling, controlled by or under common control of MA within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which MA or such indemnified person of MA may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A)
Section 3 of this Agreement, (B) the Memorandum (except those written statements relating to MA given by an indemnified person for inclusion therein), (C) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (A), (B) or (C) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) whatsoever paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against MA or such indemnified person as a direct result of MA or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

         B. MA hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of MA or its officers, employees or representatives in its acting as placement agent for the Offering;
(ii) the breach of any representation, warranty, covenant or agreement made by MA in this Agreement or (iii) the untrue statement or alleged untrue statement or omission or alleged admission made in the Memorandum in reliance upon and in strict conformity with written information furnished by MA specifically for use in preparation of the Memorandum.

         C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

7.       Payment of Expenses.

         Whether or not the Offering is successfully completed, the Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: due diligence expenses, filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of offering material, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, fees and expenses of MA's counsel, issue and transfer taxes, if any, and "Blue Sky" counsel fees and expenses. It is agreed that the Company's counsel shall perform the required Blue Sky legal services. In this connection, Blue Sky applications for registration of the Units or exemption therefrom shall be made in such states and jurisdictions as shall be requested by MA, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation.

8.       Conditions of the Closing.

         The Closing shall be held at the offices of MA or its counsel. The obligations of MA hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing with respect to the Company as if it had been made on and as of the Closing; the accuracy on and as of the Closing of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing of its covenants and obligations hereunder and to the following further conditions:

         A. At the Closing, MA shall receive the opinion of Snow Becker Krauss P.C., counsel to the Company, dated as of the date of the Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for MA and containing the usual assumptions and limitations, to the effect that:

                  (i) The execution, delivery and performance of each of this Agreement, the Note Purchase Agreement, the Placement Agent's Warrant Agreement, the Consulting Agreement, the M&A Agreement, the Subscription Agreements and the Escrow Agreement has been duly and validly authorized by the Company and, assuming due authorization, execution and delivery by each other party thereto, each such agreement is a valid and binding agreement of the Company, enforceable in accordance with its respective terms. The Placement Agent's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefore in accordance with their respective terms, the number and type of securities of the Company called for thereby. The Securities to be issued and sold by the Company pursuant to the Memorandum, the Note Purchase Agreement, the Placement Agent's Warrant Agreement, this Agreement and the Subscription Agreements have been duly authorized and, when issued and paid for in accordance with the Memorandum, the Note Purchase Agreement, the Placement Agent's Warrant Agreement, this Agreement and the Subscription Agreements, will be validly issued, fully paid and non-assessable; such securities are not and will not be subject to the preemptive rights of any stockholder of the Company pursuant to the Company's certificate of incorporation or, to such counsel's knowledge, any agreement of the Company with any stockholder; and all corporate action required to be taken for the authorization, issuance and sale of such securities has been duly and validly taken by the Company. The Securities conform with respect to legal matters in all material respects to the description thereof contained in the Memorandum.

                  (ii) Each of the Company and its subsidiaries is validly existing as a corporation in good standing under the laws of its state of incorporation. Each of the Company and its subsidiaries is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations (as described in the Memorandum) requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties or operations of the Company and its subsidiaries (as described in the Memorandum) taken as a whole. Except as described in the Memorandum, each of the Company and its subsidiaries has all requisite corporate power and authority to own or lease its properties and conduct its business (or proposed business) as described in the Memorandum.

                  (iii) To such counsel's knowledge, the holders thereof have no preemptive rights with respect thereto pursuant to the Company's certificate of incorporation or, to such counsel's knowledge, any agreement of the Company with any stockholder, and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company pursuant to the Company's certificate of incorporation or, to such counsel's actual knowledge, any agreement of the Company with any stockholder. The Company has 20,000,000 shares of authorized Common Stock, of which 9,165,585 are issued and outstanding as of the date hereof and 4,500,000 shares of preferred stock, none of which are issued and outstanding as of the date hereof.

                  (iv) To such counsel's knowledge, there is no litigation or governmental proceeding, pending or threatened against, the Company or any of its subsidiaries or any of their assets, except as set forth in the Memorandum.

                  (v)(a) To such counsel's knowledge (without regard to the transactions contemplated by this Agreement), neither the Company nor any of its subsidiaries is in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected (other than any breach of default under any financial tests and covenants as to which they express no opinion), (b) To such counsel's knowledge (without regard to the transactions contemplated by this Agreement), neither the Company nor any of its subsidiaries is in violation of any provision of its charter or bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. (c) To such counsel's knowledge, neither the execution and delivery of this Agreement, the Note Purchase Agreement, the Escrow Agreement, the Placement Agent's Warrant Agreement, the Consulting Agreement, the M&A Agreement or the Subscription Agreements nor the issuance and sale or delivery of the Securities nor the consummation of any of the transactions contemplated herein or in the Note Purchase Agreement, the Subscription Agreements or the Placement Agent's Warrant Agreement, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or will give to others any right of termination, amendment, acceleration or cancellation of, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the terms of any material indenture, mortgage, deed of trust, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except (i) where such default, lien, charge, encumbrance or other occurrence would not have a material adverse effect on the Company or any of its subsidiaries and (ii) as described in the Memorandum and (iii) conflicts with any financial tests and covenants as to which they express no opinion; nor will such action result in any violation of the provisions of the charter or the bylaws of the Company or any of the Subsidiaries or, assuming the due performance by MA of its obligations hereunder, any statute, rule or regulation that is applicable to the Company or any of its subsidiaries and that is in such counsel's experience normally applicable to transactions of the type contemplated by this Agreement (other than Blue Sky laws), or, to such counsel's knowledge, any order of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or any of its subsidiaries.

                  (vi) Assuming that each purchaser of the Securities is an Accredited Investor, that the representations made by the Company and MA in this Agreement and the Note Purchase Agreement are true and correct at all times during the Offering Period and at the time of each of the Note Purchase Closing and the Closing, that MA has complied with the provisions of this Agreement and of Section 502(c) of Regulation D and that a Form D will be filed in accordance with the provisions of Section 503 of Regulation D, no registration under the Securities Act is required in connection with the sale and issuance of any of the Securities by the Company.

In rendering such opinion, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to MA's counsel.

         Such counsel shall state that it has participated in conferences with officers and other representatives of the Company during which the contents of the Memorandum were discussed.

         B. At or prior to the Closing, counsel for MA shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement, the Note Purchase Agreement and the Memorandum, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

         C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company or any of its subsidiaries, from the latest dates as of which such condition is set forth in the Memorandum; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or any of its subsidiaries which has not been disclosed in the Memorandum or to MA in writing;
(iii) neither the Company nor any of its subsidiaries shall be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Disclosure Schedule, the Company shall not have issued any securities (other than those set forth in the Disclosure Schedule and the Note Purchase Agreement) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company or any of its subsidiaries shall have been pledged or mortgaged, except as indicated in the Disclosure Schedule; and (v) no action, suit or proceeding, at law or in equity, against the Company or any of its subsidiaries or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company or any of its subsidiaries, except as set forth in the Memorandum.

         D. At the Closing, MA shall have received a certificate of the Company signed by its Chief Executive Officer, dated as of the date of the Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the date of the Closing, the representations and warranties of the Company set forth herein are true and correct.

         E. At the Closing, the Company shall have duly executed and delivered the appropriate amount and designation of Shares to MA as agent for the respective holders thereof.

         F. At or prior to the Closing, the Company shall deliver a duly executed, legally binding Placement Agent's Warrant Agreement and at the Closing the Company shall duly and validly issue Placement Agent's Warrants to purchase the number of Shares sold by the Company.

         G. At or prior to the Closing, the Company will enter into a three (3) year agreement with MA (the "Consulting Agreement") pursuant to which, among other things, the Company shall employ MA as its financial consultant. MA will be compensated for such services as set forth in the Consulting Agreement.

         H. At or prior to the Closing, the Company will enter into a three (3) year agreement with MA (the "M&A Agreement") pursuant to which, among other things, the Company shall employ MA as its investment banker. MA will be compensated for such services as set forth in the M&A Agreement.

9.       Termination.

         This Agreement shall terminate if the Closing specified in Section 1(F)(ii) does not take place on or before the seventh (7th) business day following the Termination Date or as soon thereafter as the funds received from subscriptions have cleared the banking system in the normal course of business. Either MA or the Company may terminate the Offering in its sole discretion prior to the Closing. In the event that the Company determines to terminate the Offering from and after the date hereof through the end of the Offering Period for any reason other than MA's breach of the terms of this Agreement, and MA is willing to proceed with the Offering, then the Company shall immediately pay to MA a termination fee (the "Termination Fee") equal to $250,000 and the amount of MA's verifiable out-of-pocket expenses. Upon such termination by the Company, all subscription documents and payments for the Shares not previously delivered to the purchasers thereof, without interest thereon or deduction therefrom, shall be returned to the respective subscribers, MA shall have no further obligation to the Company, and the Company shall have no obligation to MA other than payment of the Termination Fee and MA's verifiable out-of-pocket expenses.

10.      Miscellaneous.

         A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

         B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if delivered personally or by facsimile confirmed transmission, addressed as follows:

         To MA:

                  Meyers Associates, L.P.
                  45 Broadway
                  New York, New York 10006
                  Fax:  (212) 742-4259
                  Attention: Bruce Meyers

         with a copy to:

                  Morrison Cohen Singer & Weinstein, LLP
                  750 Lexington
                  New York, New York  10022
                  Fax:  (212) 735-8708
                  Attention:  Robert H. Cohen, Esq.


         To the Company:

                  InforMedix Holdings Inc.
                  Georgetowne Park
                  5880 Hubbard Drive
                  Rockville, Maryland 20852
                  Fax:  (301)
                  Attention:  Dr. Bruce A. Kehr

         with a copy to:

                  Snow Becker Kraus P.C.
                  605 Third Avenue
                  New York, New York  10158
                  Fax:  (212) 949-7052
                  Attention:  Elliot H. Lutzker, Esq.


or to such other address of which written notice is given to the others.

         C. This Agreement shall be governed by and construed in all respects under the laws of the State of New York. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.


         D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                        INFORMEDIX HOLDINGS INC.

                                        By:____________________________________
                                               Name:  Dr. Bruce A. Kehr
                                               Title:  Chief Executive Officer


MEYERS ASSOCIATES, L.P.

By:___________________________
         Name:  Bruce Meyers
         Title:  President